SECURITIES AND EXCHANGE COMMISSION

                               Washington DC 20549

                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): October 15, 2001
                                                         ----------------



                                   eLOT, Inc.
             (Exact name of registrant as specified in its charter)

         Virginia                           0-11551           86-0449210
--------------------------------------------------------------------------------
(State or other jurisdiction             (Commission      (IRS Employer
     of incorporation)                   File Number)    Identification No.)


101 Merritt 7 Corporate Park, Norwalk, Connecticut                 06851
--------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)


   Registrant's telephone number, including area code: (203) 840-8600
                                                       -------------------------

Item 3.  Bankruptcy or Receivership.

     On October 15, 2001, eLOT, Inc., the registrant, and its subsidiary eLottery, Inc., filed for reorganization under Chapter 11 of the Federal Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York.

     The registrant anticipates filing a plan of reorganization within the next few weeks and expects the reorganization process to be completed in early 2002.

     Management of the registrant has had constructive discussions with holders of a majority of the outstanding 7 1/2% Convertible Subordinated Debentures due 2011 of the registrant and believes it can achieve a consensual reorganization plan that would include a conversion of the debenture debt into equity. Management is also exploring the monetization or sale of the remaining assets, including the eLottery business.

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Management believes that certain statements in this report (as well as information included in oral statements or other written statements made or to be made by the Company) constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such statements are based on current expectations, estimates and projections about the industries in which the Company operates, management's beliefs and assumptions made by management. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions include, among others, the following: general economic and business conditions; cost and availability of financing sources; demographic changes; risks related to rapid technology development; decisions by governmental authorities, changes in federal or state laws; industry capacity and other industry trends; market competition; dependence on existing management; and the ability of the Company to attract and retain key employees and third party services.


Exhibits

None.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   eLOT, INC.



October 16, 2001                   By:  /s/ Barbara C. Anderson
                                        ----------------------------------------
                                        Barbara C. Anderson
                                        Senior Vice President, Law
                                        and Administration